Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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☐	Soliciting Material Pursuant to § 240.14a-12

Greenwich Street Series Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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GREENWICH STREET SERIES FUND

125 Broad Street

New York, New York 10004

Intermediate High Grade Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 9, 2005

A special meeting of shareholders of Intermediate High Grade Portfolio (the “Fund”) will be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 on September 9, 2005 at 10:00 a.m. (the “Special Meeting”). The Fund is a separate series of Greenwich Street Series Fund (the “Trust”), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts that is comprised of the Fund and several other series, which other series are not addressed in the accompanying Proxy Statement (“Proxy Statement”).

The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and more fully described in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:    To consider and approve a Plan of Liquidation (the “Plan”) under which the assets of the Fund will be liquidated and all outstanding shares redeemed on the liquidation date.

The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

Shares of the Fund (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or certificate (“variable contract”). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposal. You, as an owner of a variable contract that has an interest in one or more of those separate accounts (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the shares of the Fund that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which the Contract Owner instructs the voting of the Fund shares attributable to his or her variable contract.

Shareholders of record on July 12, 2005 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on July 12, 2005 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT PFPC INC., THE FUND’S PROXY SOLICITOR, AT 877-456-6399.

This notice and related proxy material are first being mailed to shareholders on or about August 5, 2005. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,

ROBERT I. FRENKEL

Secretary

New York, New York

August 1, 2005

CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE FUND AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY TOUCH-TONE PHONE, FAX OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

2

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.   Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts
(1) ABC Corp.
(2) ABC Corp.
(3) ABC Corp. c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan
Trust Accounts
(1) ABC Trust
(2) Jane B. Doe, Trustee u/t/d 12/28/78
Custodial or Estate Accounts
1. John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA
2. Estate of John B. Smith

GREENWICH STREET SERIES FUND

125 Broad Street

New York, New York 10004

Intermediate High Grade Portfolio

SPECIAL MEETING OF SHAREHOLDERS

September 9, 2005

PROXY STATEMENT

This Proxy Statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Greenwich Street Series Fund (the “Trust”) with respect to Intermediate High Grade Portfolio (the “Fund”) for use at the special meeting of the Fund to be held at the offices of Citigroup Inc., Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York 10022 on September 9, 2005 at 10:00 a.m. (the “Special Meeting”) and at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card (“Proxy”) are expected to be mailed to shareholders on or about August 5, 2005.

The Trust is comprised of several series. The Fund is a separate series of the Trust, along with several other series that are not addressed in this Proxy Statement.

For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on behalf of the Fund.

The Special Meeting is being held to consider and vote on the following matter for the Fund, as indicated below and described more fully under Proposal I herein, and such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL I:    To consider and approve a Plan of Liquidation (the “Plan”) under which the assets of the Fund will be liquidated and all outstanding shares redeemed on the liquidation date.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

VOTING INFORMATION

Shares of the Fund (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or certificate (“variable contract”). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the liquidation of the Fund (the “Proposal”). You, as an owner of a variable contract that has an interest in one or more of those separate accounts (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the shares of the Fund that are attributable to your variable contract.

This Proxy Statement, the Notice of Special Meeting and the proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on July 12, 2005. The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Fund’s shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposal will be voted “FOR” the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote on all business before the Special Meeting. Only Fund shareholders as of the Record Date will be entitled to notice of and to vote at the Meeting. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

Contract Owners may vote (1) by phone: call the toll-free number listed on the proxy card and follow the automated instructions; (2) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (3) by Internet: access the website listed on the proxy card and; (4) by fax: dial the toll-free number listed on the proxy card. Contract Owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Contract Owners who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Any shareholder of the Fund giving a proxy has the power to revoke it by submitting a written notice of revocation to the Fund or by attending the Special Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation or by attending the Special Meeting and voting in person.

The Board of Trustees has fixed the close of business on July 12, 2005 (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 273,471.239 shares of the Fund were issued and outstanding.

The Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2004 (the “Report”) has previously been furnished to the Fund’s shareholders. Copies of the Report are available upon request and without charge by writing the Fund at 125 Broad Street, New York, New York 10004, or by calling toll-free at 1-800-451-2010.

In order that your shares may be represented, you are requested to (unless you are voting by touch-tone telephone, fax or through the Internet):

•	indicate your instructions on the Proxy;

•	date and sign the Proxy; and

•	mail the Proxy promptly in the enclosed envelope.

Cost of Solicitation

The costs and expenses incurred in connection with the solicitation of proxies on behalf of the Fund for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel will be paid by Smith Barney Fund Management LLC (“SBFM”), the Fund’s investment adviser, or one of its affiliates. The Fund’s shareholders and underlying contract owners will bear no cost or expenses in connection with the solicitation.

Quorum

The holders of a majority of the outstanding shares of the Fund entitled to vote present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business but any lesser number of shares present in person or by proxy will be sufficient to constitute a quorum with respect to any adjournment. A shareholder vote may be taken with respect to the Fund on some or all matters if a quorum is present and sufficient votes have been received for approval. If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

Vote Required to Approve Proposal

The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the Special Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Abstentions are votes that are present at the meeting and will have the effect of a “no” vote on the Proposal.

As noted above, all properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted “for” the Proposal.

Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Fund and the denominator of which is the total number of units of the Fund outstanding on the Record Date. Units reflect the Contract Owner’s participation in the variable contracts, while Shares reflect an insurance company’s ownership interest in the Fund. The value of units is based on the net asset value of the underlying Fund adjusted for separate account fees.

Background

As indicated earlier, the Fund is a separate series of the Trust. The Trust is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts established pursuant to an Amended and Restated Master Trust agreement as of October 14, 1998, as amended (the “Declaration of Trust”). The Trust is comprised of the Fund and several other series. The Fund is treated under the 1940 Act, as a diversified, open-end management investment company.

The Fund seeks a high level of income as is consistent with protection of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. government securities and high-grade bonds, and related investments, of U.S. issuers.

SBFM is the administrator and investment advisor of the Fund. The address of SBFM is 399 Park Avenue, 4th Floor, New York, NY 10022.

PROPOSAL I

APPROVAL OF THE LIQUIDATION OF THE FUND

At a meetings held on April 15, 2005 and July 12, 2005, the Board, upon the recommendation of SBFM, determined that it would be in the best interests of the Fund’s shareholders if the Fund were liquidated in accordance with the Trust’s organizational documents and Massachusetts law. Accordingly, the Board approved the liquidation of the Fund pursuant to the Plan. A copy of the Plan is attached to this proxy statement as Annex A.

The Plan provides for the liquidation of the Fund’s assets and the distribution to Fund shareholders of all of the proceeds of the liquidation. If the shareholders of the Fund approve the proposal, the Fund’s net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash, as promptly as possible after the liquidation date.

The Fund is informed by the Insurance Companies that if the shareholders of the Fund approve the proposal, the Insurance Companies will allocate to money market funds offered under the variable contracts all proceeds from the liquidation of the Fund for which they have not received instructions from Contract Owners to invest in other investment options available under the variable contracts.

Shareholder approval of the Fund’s liquidation is required before the Fund can proceed with liquidation of its assets. For the reasons set forth below, the Board has unanimously recommended that shareholders vote to approve this Proposal calling for the liquidation of the Fund.

Summary of Reasons for Liquidation

The Trustees believe, based upon the information provided by SBFM, that the liquidation of the Fund will be in the best interests of the Fund and its shareholders for the following reasons:

•	The Fund’s assets have declined significantly over the past several years, leaving the Fund too small to remain economically viable;

•	As a result of the decline in assets, the Fund’s expense ratio is at a level which is no longer competitive with comparable types of Funds;

•	It is unlikely that the Fund will experience sufficient sales of Fund shares in the foreseeable future to reverse the decline in assets; and

•	Possible alternatives to liquidation, including the merger of the Fund into another mutual fund, are not practical under the current circumstances and may not be advantageous to the Fund and its shareholders.

Board Considerations

SBFM reviewed with the Board the history of the Fund, its asset size and expenses. In recent years, the Fund has failed to sustain sufficient assets to permit it to operate efficiently and effectively. The Fund’s assets have since decreased from as much as $16 million at the fiscal year ended December 31, 1995 to approximately $2.6 million at the fiscal year ended December 31, 2004. This asset level is well below what is considered to constitute the minimum asset size or “critical mass” for a mutual fund and well below the size of most similar competing mutual funds. These declines have been the result of redemptions of Fund shares and the lack of any significant offsetting cash flow from sales of Fund shares. The decrease in assets has resulted in a significant rise in the Fund’s annual gross expense ratio from below 1.00% of net assets for each fiscal year ended December 31, 1994 through December 31, 1998, to 1.96% of net assets for the fiscal year ended December 31, 2004.

SBFM has advised the Board that it does not anticipate that the Fund will experience sufficient asset growth in the future to reverse this decline in net assets. SBFM believes that the Fund is not well positioned to attract new assets given the availability of other similar funds.

The Board also considered other alternatives for the Fund. SBFM reviewed with the Board whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for shareholders. Management discussed current market conditions, the similarities between the Fund and other funds managed by SBFM and its affiliates, the relatively small size of the Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction. The officers determined that there are no similar funds within the Citigroup fund complex, and that a merger with a different type of Fund would be inappropriate given the differences with the Fund. They also determined that it was unlikely that an unaffiliated fund complex would be interested in arranging for the merger or consolidation of funds of the size of the Fund and that the expense of a merger or transfer of the assets to another mutual fund, affiliated or otherwise, would likely be greater than any benefits shareholders of the Fund could expect to realize.

SBFM also advised the Board of the tax impact on shareholders of the liquidation of the Fund. See “General Tax Consequences.”

Based on their consideration, analysis and evaluation of the above factors and SBFM’s recommendation, the Board members (including the Board members who are not “interested persons” (the “Independent Trustees”) as defined in the 1940 Act)) concluded that Fund expenses attributable to the small asset size have reduced the Fund’s returns. Moreover, the Board concluded that the Fund is unlikely to achieve a significant increase in asset size and achieve appropriate economies of scale in the future. The Board then adopted resolutions approving the Plan, declaring the proposed liquidation advisable and directing that it be submitted to the shareholders for consideration.

In the event that the shareholders do not approve the Plan, the Board of Trustees will continue to search for other alternatives for the Fund, which could include resoliciting shareholders.

Plan of Liquidation

The Board of Trustees has approved the Plan, subject to shareholder approval of the liquidation of the Fund. The Plan is attached to this Proxy Statement as Annex A and summarized below. This summary is qualified in its entirety by reference to the Plan.

1.  Adoption of the Plan. The effective date of the Plan (the “Effective Date”) is the date on which a majority of the Fund’s outstanding shares approve the liquidation of the Fund. The Plan provides that the Fund will cease to conduct business as soon as reasonably practicable following the Effective Date, except as necessary in connection with its liquidation.

2.  Liquidation of Assets. Within 90 days after the Effective Date, or as soon as practicable after the Effective Date, depending on market conditions and consistent with the terms of the Plan, the Fund and SBFM will have authority to engage in such transactions as may be appropriate for the Fund’s liquidation, including, but not limited to, termination of the Fund’s current advisers as deemed appropriate or necessary. The Fund will pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, contingent liabilities.

3.  Distribution to Shareholders. Within 90 days after the Effective Date, or as soon as practicable after the Effective Date, the Fund will liquidate and distribute to its shareholders of record as of the close of business on the date of liquidation (the “Liquidation Date”) such shareholders’ proportionate interest in all of its remaining assets in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board of Trustees reasonably deems to exist against the assets of the Fund on the Fund’s books. The proportionate interests of shareholders of the Fund will be fixed in proportion to the number of shares held by them and recorded on the books of the Trust as of the Liquidation Date.

4.  Amendment or Abandonment of the Plan. The Board of Trustees may modify or amend the Plan at any time without shareholder approval if it determines that such action would be in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board of Trustees will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board of Trustees may abandon the Plan without shareholder approval at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

5.  Expenses. The expenses incurred in carrying out the terms of the Plan will be borne by SBFM or one of its affiliates.

If shareholders approve Proposal I, the Fund will begin liquidating its holdings to cash and cash equivalents. The Fund will distribute any net investment income (as an ordinary dividend) and any excess of its net realized long-term capital gains over its net short-term capital losses (as a capital gains dividend). Any remaining amounts will be distributed as liquidation proceeds.

The proportionate interest of shareholders in the assets of the Fund will be fixed on the basis of their holdings on the Liquidation Date. On such date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened pursuant to the Board of Trustees’ authority to abandon the Plan, shareholders’ respective interests will not be transferable.

Shareholders may redeem their shares prior to the Effective Date of the Plan.

General Tax Consequences

Because shares of the Fund are held by the Insurance Company, the gains realized by the Contract Owners under the proposed liquidation are not subject to federal income taxation.

Other Information

On May 31, 2005, the Securities and Exchange Commission (the “Commission”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “SB Funds”).

The Commission order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the SB Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the SB Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the SB Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The Commission censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the SB Funds, primarily through fee waivers, The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the Commission. The order also requires that transfer agency fees received from the SB Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the SB Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a SB

Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. To the extent that the Fund is entitled to any such distributions, they will be treated as assets of the Fund to be distributed in accordance with the Plan. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the SB Funds.

*    *    *    *

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction the Fund’s investment adviser, SBFM, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with its investment adviser. Therefore, the Fund’s Board will be asked to approve a new investment management contract between the Fund and its investment adviser. If approved by the Boards, the new investment management contracts will be presented to the shareholders of the Fund for their approval.

If Proposal I is approved, the Fund will proceed to liquidate pursuant to the Plan, as described above. If Proposal I is not approved, the Board of Trustees will consider whether any other action is appropriate in the interests of the shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL I. ANY UNMARKED PROXIES WILL

BE SO VOTED.

The Board of Trustees is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

Listed below are the name, address and Share ownership of each person known to the Fund to own 5% or more of the Shares of the Fund as of the Record Date. The type of ownership of each person listed below is record ownership.

Name and Address	Number of Shares	Percentage of Ownership
IDS Life Variable Account	273,471.239	100
Smith Barney Funds 222 AXP Financial Center Minneapolis, MN 55474

Because all Shares of the Fund are owned of record by separate accounts of insurance companies in connection with the issuance of variable contracts, as of the Record Date the officers and Trustees of the Trust as a group owned none of the Fund’s outstanding Shares.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at 125 Broad Street, New York, New York 10004.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of the Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT PFPC INC., THE FUND’S PROXY SOLICITOR, AT 877-456-6399.

You are requested to mark, date, sign and return the enclosed proxy promptly or vote by touch-tone telephone, fax or through the Internet. No postage is required on the enclosed envelope.

By Order of the Board of Trustees,

ROBERT I. FRENKEL

Secretary

August 1, 2005

ANNEX A

PLAN OF LIQUIDATION OF INTERMEDIATE HIGH GRADE PORTFOLIO OF GREENWICH STREET SERIES FUND

Greenwich Street Series Fund, a Massachusetts business trust (the “Company”), shall proceed to a complete liquidation of Intermediate High Grade Portfolio (the “Fund”), a series of the Company, according to the procedures set forth in this Plan of Liquidation (the “Plan”). The Plan has been approved by the Board of Trustees of the Company (the “Board”) as being advisable and in the best interests of the Fund and its Shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of beneficial interest of the Fund (the “Shareholders”), voting in the aggregate without regard to class, for their adoption or rejection at a Special Meeting of the Shareholders of the Fund and has authorized the distribution of a Proxy Statement in connection with the solicitation of proxies for that meeting (the “Proxy Statement”). Upon Shareholder approval of the Plan, the Fund shall be completely liquidated in accordance with the requirements of laws of the Commonwealth of Massachusetts and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.  Adoption of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the Shareholders.

2.  Liquidation and Distribution of Assets.  Within 90 days after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Company and the Fund’s investment adviser, Smith Barney Fund Management LLC (“SBFM”), shall have the authority to engage in such transactions as may be appropriate for the Fund’s liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

3.  Provisions for Liabilities.  The Company shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any liabilities and obligations of the Fund, including, without limitation, contingent liabilities, all from Fund assets.

4.  Distribution to Shareholders.  Within 90 days after the Effective Date, or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, the Company shall liquidate the Fund and distribute pro rata on the date of liquidation (the “Liquidation Date”) to the Shareholders of record as of the close of business on July 12, 2005 all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of beneficial interest of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

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5.  Amendment or Abandonment of Plan.  The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and the Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such an amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the liquidation of the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and the Shareholders.

6.  Powers of Board and Officers.  The Board and the officers of the Company are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Company deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Fund in accordance with the Code and Massachusetts law, including, without limitation, withdrawing any state registrations of the Fund and/or its shares, withdrawing any qualification to conduct business in any state in which the Company is so qualified solely with respect to the Fund and the preparation and filing of any tax returns.

7.  Termination of Business Operations.  As soon as practicable upon approval of this Plan by the Shareholders, the Fund shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation.

8.  Expenses.  The expenses of carrying out the terms of this Plan (which shall not include transactions costs, taxes and extraordinary expenses) shall be borne by SBFM or one of its affiliates, whether or not the liquidation contemplated by this Plan is effected.

Dated: April 15, 2005

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MIS EDITS: # OF CHANGES / PRF 1 PRF 2

LABEL BELOW FOR MIS USE ONLY! PO# N1000D	OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state.

GREENWICH STREET - SB VAR #255	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
PFPC SMITH BARNEY
INTERMEDIATE HIGH GRADE PORTFOLIO
ORIGINAL 1UP POLY 5/6/05 TD
MEGAN
(GREENWICH STREET INTERMEDIATE HIGH GRADE VIC JUN 2005 MBD)
REVISION #1 7-19-05 KD
REVIEW #1 7-21-05 KD

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

The Board of Trustees of Greenwich Street Series Fund recommends that you vote in favor of the Proposal.

		FOR	AGAINST	ABSTAIN
1.	The approval of the Plan of Liquidation of the Intermediate High Grade Portfolio, a series of the Greenwich Street Series Fund, as adopted by the Board of Trustees.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê	SB GREENWICH INTERMED VIC - mbd ê

PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

MIS EDITS: # OF CHANGES / PRF 1 PRF 2

LABEL BELOW FOR MIS USE ONLY! PO# N1000D	OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state.

GREENWICH STREET - SB VAR #255	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
PFPC SMITH BARNEY
INTERMEDIATE HIGH GRADE PORTFOLIO
ORIGINAL 1UP POLY 5/6/05 TD
MEGAN
(GREENWICH STREET INTERMEDIATE HIGH GRADE VIC JUN 2005 MBD)
REVISION #1 5-9-05 JA
REVISION #2 7-12-05 KD
REVISION #3 7-19-05 KD
REVISION #4 7/20/05 TD

FOUR EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD
1. TELEPHONE: Call 1-800-690-6903 and follow the simple instructions.
2. FAX: 1-877-226-7171 (please fax BOTH sides of your ballot).
3. INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
4. MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.
If you are voting by telephone, fax or Internet, it is not necessary to return this ballot by mail.

999 999 999 999 99 ←

GREENWICH STREET SERIES FUND	VOTING INSTRUCTION SOLICITED BY THE BOARD OF TRUSTEES
INTERMEDIATE HIGH GRADE PORTFOLIO	SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
INSURANCE COMPANY NAME PRINTS HERE	SEPTEMBER 9, 2005 AT 10:00 A.M.

This voting instruction card will serve as the voting instruction form by which the undersigned owner of a variable annuity (each, a “Contract”) instructs the voting of the shares of the Intermediate High Grade Portfolio (the “Fund”), a series of Greenwich Street Series Fund (the “Trust”) attributable to his or her Contract.

The undersigned owner of one or more Contracts offered by the indicated insurance company (the “Participating Insurance Company”), hereby instructs the Participating Insurance

Company to vote as indicated herein, all of the shares of beneficial interest of the Fund held in each separate account attributable to the undersigned owner’s Contracts at the close of business on July 12, 2005 and to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, New York, New York, on September 9, 2005 at 10:00 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs the above-referenced Participating Insurance Company to vote said shares as indicated herein. The undersigned hereby revokes any voting instruction card previously given.

ê
Date: , 2005

PLEASE SIGN IN BOX BELOW

Signature(s) Title(s), if applicable
Please sign exactly as your name appears on this Voting Instruction Card. If joint owners. EITHER may sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

ê	ê SB GREENWICH INTERMED VIC - mbd